Sit Mutual Funds

Stock Funds Prospectus

Sit Mid Cap Growth Fund, Inc.	Sit Mutual Funds, Inc.
Sit Large Cap Growth Fund, Inc.	Sit International Growth Fund (series A) Sit Balanced Fund (series B) Sit Developing Markets Growth Fund (series C) Sit Small Cap Growth Fund (series D) Sit Dividend Growth Fund (series G)

Supplement dated June 27, 2008 to the Stock Funds Prospectus dated November 1, 2007

The section entitled Fund Management should be deleted and replaced with the following:

Fund Management

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the “Adviser”), 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, is the Funds’ investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of May 31, 2008, the Adviser and its affiliates had approximately $8.0 billion in assets under management, including approximately $1.8 billion for the 12 Sit Mutual Funds.

Under Investment Management Agreements between each Fund and the Adviser (the “Agreements”), the Adviser manages each Fund’s business and investment activities, subject to the authority of the board of directors. A discussion regarding the basis of the board of directors’ approval of the Agreements is available in the Stock Funds Semi-Annual Report dated December 31, 2006. The Agreements require the Adviser to bear each Fund’s expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, interest, brokerage commissions and transaction charges, acquired fund fees and expenses, and certain extraordinary expenses. Each Fund pays the Adviser a monthly fee for its services. During their fiscal year ended June 30, 2007, after taking into account voluntary fee waivers, the Funds paid the following advisory fees to the Adviser:

Advisory fee as a % of Fund average daily net assets
Balanced Fund	1.00%
Large Cap Growth Fund	1.00%
Mid Cap Growth Fund	1.15% (1)
International Growth Fund	1.50% (1)
Small Cap Growth Fund	1.50%
Developing Markets Growth Fund	2.00%
Dividend Growth Fund – Class I shares	1.00%
Dividend Growth Fund – Class S shares (2)	1.00%

(1)

Net of voluntary fee waivers. The contractual fees (without waivers) for the Mid Cap Growth and International Growth Funds are 1.25% and 1.85% per year, respectively, of the Fund’s average daily net assets. After December 31, 2008, these voluntary fee waivers may be terminated at any time by the Adviser.

(2)	Class S of the Fund commenced operations on March 31, 2006; therefore the fee shown above is the contractual fee the Fund will be obligated to pay to the Adviser.

PORTFOLIO MANAGEMENT

The Funds’ investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Funds. The portfolio management team is led by Roger J. Sit, President and Chief Investment Officer of the Adviser.

The following table lists the individual team members that are primarily responsible for managing each Fund’s investments.

Portfolio Manager / Title with Fund unless noted	Role on Management Team	Experience with: • Management Team • Adviser • Industry	Past 5 Years’ Business Experience

BALANCED

Roger J. Sit President	Chief Investment Officer	0 yrs 2 m 10 yrs 6 m 18 yrs 0 m	President, Chief Executive Officer, Global Chief Investment Officer and Director of the Adviser; President, Chief Operating Officer, Global Chief Investment Officer and Director of Sit/Kim.

Bryce A. Doty Vice President – Investments	Portfolio Manager	12 yrs 5 m 12 yrs 7 m 18 yrs 0 m	Vice President and Fixed Income Portfolio Manager of SF.

DIVIDEND GROWTH

Roger J. Sit President	Chief Investment Officer	4 yrs 5 m 10 yrs 6 m 18 yrs 0 m	See Above

Kent L. Johnson Vice President – Investments	Portfolio Manager	4 yrs 5 m 19 yrs 5 m 19 yrs 5 m	Sr. Vice President – Equity Investments of the Adviser.

Michael J. Stellmacher Vice President – Research and Investment Management of the Adviser	Portfolio Manager	4 yrs 5 m 7 yrs 5 m 17 yrs 3 m	Vice President – Research and Investment Management of the Adviser.

LARGE CAP GROWTH

Roger J. Sit President	Chief Investment Officer	9 yrs 11 m 10 yrs 6 m 18 yrs 0 m	See above.

Ronald D. Sit Vice President – Investments	Portfolio Manager	24 yrs 0 m 24 yrs 0 m 24 yrs 0 m	Vice President – Equity Investments of the Adviser.

Michael J. Stellmacher Vice President – Research and Investment Management of the Adviser	Portfolio Manager	0 yrs 2 m 7 yrs 5 m 17 yrs 3 m	Vice President – Research and Investment Management of the Adviser.

MID CAP GROWTH FUND

Roger J. Sit President	Chief Investment Officer	0 yrs 2 m 10 yrs 6 m 18 yrs 0 m	See above.

Kent L. Johnson Vice President – Investments	Portfolio Manager	4 yrs 8 m 19 yrs 5 m 19 yrs 5 m	See above.

Matthew T. Loucks Equity Research Analyst of the Adviser	Portfolio Manager	3 yrs 3 m 3 yrs 4 m 12 yrs 11 m	Equity Research Analyst of the Adviser; Analyst, William Blair & Co. through 2/05.

Robert W. Sit Vice President – Investments	Portfolio Manager	10 yrs 6 m 16 yrs 11 m 16 yrs 11 m	Vice President – Equity Investments of the Adviser.

Portfolio Manager / Title with Fund unless noted	Role on Management Team	Experience with: • Management Team • Adviser • Industry	Past 5 Years’ Business Experience

INTERNATIONAL GROWTH

Roger J. Sit President	Chief Investment Officer	10 yrs 6 m 10 yrs 6 m 18 yrs 0 m	See above.

Janet K. Kinzler Equity Research Analyst of Sit/Kim	Portfolio Manager	6 yrs 10 m 6 yrs 10 m 14 yrs 9 m	Equity Research Analyst of Sit/Kim.

Tasha M. Murdoff Equity Research Analyst of Adviser	Portfolio Manager	3 yrs 7 m 12 yrs 6 m 12 yrs 6 m	Equity Research Analyst of Adviser; Equity Research Associate of Adviser 2000 – 2004.

SMALL CAP GROWTH

Roger J. Sit President	Chief Investment Officer	0 yrs 2 m 10 yrs 6 m 18 yrs 0 m	See above.

Kent L. Johnson Vice President – Investments	Portfolio Manager	4 yrs 8 m 19 yrs 5 m 19 yrs 5 m	See above.

Matthew T. Loucks Equity Research Analyst of the Adviser	Portfolio Manager	3 yrs 3 m 3 yrs 4 m 12 yrs 11 m	See above.

Robert W. Sit Vice President – Investments	Portfolio Manager	10 yrs 6 m 16 yrs 11 m 16 yrs 11 m	See above.

Michael J. Stellmacher Vice President – Research and Investment Management of the Advisor	Portfolio Manager	7 yrs 5 m 7 yrs 5 m 17 yrs 3 m	See above.

DEVELOPING MARKETS GROWTH

Roger J. Sit President	Chief Investment Officer	10 yrs 6 m 10 yrs 6 m 18 yrs 0 m	See above.

Raymond E. Sit Vice President – Research & Investment Management of Sit/Kim	Portfolio Manager	13 yrs 10 m 13 yrs 9 m 15 yrs 10 m	Vice President – Research & Investment Management of Sit/Kim.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund, if any.